UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ROPER TECHNOLOGIES, INC.

(Formerly Roper Industries, Inc.)

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Roper Technologies, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Shareholders Meeting to be held on

June 13, 2023

For Shareholders of record as of April 19, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ROP

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/ROP

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 2, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/ROP	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank

e-mail with the 12 digit control number (located above)

in the subject line. No other requests, instructions OR

other inquiries should be included with your e-mail

requesting material.

Roper Technologies, Inc.

Meeting Type:     Annual Meeting of Shareholders

Date:     Tuesday, June 13, 2023

Time:    10:00 AM, Eastern Time

Place:    The Westin Sarasota

100 Marina View Drive, Sarasota, Florida 34236

SEE REVERSE FOR FULL AGENDA

Roper Technologies, Inc.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 4 AND 5

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.	Election of nine directos for a one-year term

1.01 Shellye L. Archambeau

1.02 Amy Woods Brinkley

1.03 Irene M. Esteves

1.04 L. Neil Hunn

1.05 Robert D. Johnson

1.06 Thomas P. Joyce, Jr.

1.07 Laura G. Thatcher

1.08 Richard F. Wallman

1.09 Christopher Wright

2.	Advisory vote to approve the compensation of our named executive officers.

3.	To select, on an advisory basis, the frequency of the shareholder vote on the compensation of our named executive officers.

4.	Ratification of the appoinment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

5.	Approve an amendment to and restatement of our Restated Certificate of Incorporation to permit the exculpation of officers.

6.	Transact any other business that may be properly brought before the annual meeting.